Acquisitions and disposals (Tables)	12 Months Ended
Mar. 31, 2018
Acquisitions and disposals
Schedule of details of disposal

€m
Goodwill	(855)
Other intangible assets	(1,415)
Property, plant and equipment	(1,164)
Inventory	(24)
Trade and other receivables	(302)
Cash and cash equivalents[1]	(56)
Current and deferred taxation	87
Short and long-term borrowings	1,000
Trade and other payables	387
Provisions	28
Net assets contributed into VodafoneZiggo	(2,314)
Fair value of investment in VodafoneZiggo[2]	2,970
Net cash proceeds arising from the transaction[1,3]	619
Net gain on formation of VodafoneZiggo[4]	1,275

Notes:

1Included in purchase of interests in associates and joint ventures in the consolidated statement of cash flows.

2The fair value of our initial investment in VodafoneZiggo is not observable in a quoted market. Accordingly, the fair value has been primarily determined with reference to the outcome of a discounted cash flow analysis. Certain significant inputs used in the valuation, such as forecasts of future cash flows, are based on our assumptions and are therefore unobservable. The valuation therefore falls under Level 3 of the fair value hierarchy. The weighted average cost of capital and terminal growth rate used to value our initial investment in VodafoneZiggo were 7.0% and 1.0% respectively.

1	Includes our 50% share of cash paid to both shareholders on creation of VodafoneZiggo ( €1,422 million), together with an equalisation payment of €802 million made to Liberty Global plc.
2

Reported in other income and expense in the consolidated income statement. Includes €637 million related to the re-measurement of our retained interest in Vodafone Libertel B.V. Transaction costs of €35 million were charged in the consolidated income statement in the year.